EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Center Bancorp, Inc. (the "Corporation") on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Anthony C. Weagley, Treasurer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      3. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Corporation as of the dates presented and the consolidated result of operations of the Corporation for the periods presented.

Dated: November 9, 2004

                                           /s/ Anthony C. Weagley
                                           -------------------------------------
                                           Anthony C. Weagley
                                           Treasurer and Chief Financial Officer

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